UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective March 1, 2026, the Registrant’s Board of Directors has elected Gerald Werdann, age 62, to serve as a director of the Registrant in the class whose term expires at the annual meeting of shareholders to be held in April 2026. Mr. Werdann fills the current vacancy on the Board caused by a recent director retirement. Mr. Werdann also has been nominated for re-election at that annual meeting for a three-year term. He will also serve as a director of the Registrant’s wholly-owned subsidiary, BCB Community Bank (the “Bank”).

Mr. Werdann is a Co-Founding Partner of Werdann DeVito LLC, a Certified Public Accounting and Consulting Firm. He is a Rutgers University graduate, is licensed as a Certified Public Accountant in New Jersey and New York, and is a member of the American Institute of Certified Public Accountants (AICPA) and the New Jersey Society of Certified Public Accountants (NJSCPA). Mr. Werdann is also Accredited in Business Valuations (ABV) and Certified in Financial Forensics (CFF) by the AICPA.

Mr. Werdann will serve on the Registrant’s audit committee, loan committee, and asset and liability committee (ALCO). He will be compensated for his service as a director on the same basis as the other non-employee directors of the Registrant, including board fees and the eligibility to receive stock-based awards and other compensation paid to the Registrant’s directors.

Neither Mr. Werdann nor his firm have provided any services to the Bank or the Registrant. In addition, there have been no transactions within the last fiscal year, or any currently proposed transactions, in which the Registrant or the Bank was or is to be a participant and in which Mr. Werdann has or had a direct or indirect material interest which would be required to be reported under Item 404(a) of the Securities and Exchange Commission’s Regulation S-K.

There is no arrangement or understanding between Mr. Werdann and any other persons pursuant to which he was selected as a director. There is also no material plan, contract or arrangement to which Mr. Werdann is a party or in which he participates that was entered into in connection with his election as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: February 24, 2026	By:	/s/ Ryan Blake
Ryan Blake
Executive Vice President, Chief Operating Officer and Corporate Secretary
(Duly Authorized Representative)

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